UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2018

iMINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	333-55233	27-3816969
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8520 Allison Pointe Blvd Ste. 223 #87928

Indianapolis, Indiana 46250

(Address of Principal Executive Offices)

(877) 464-6388

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 5, 2018, the Company’s sole director dismissed Davidson & Company LLP Professional Accountants (“Davidson”) as the Company’s independent registered public accounting firm and approved the engagement of KCCW Accounting Corp. (“KCCW”) as the Company’s independent registered public accounting firm.

Davidson issued an auditor’s report for the fiscal years ended July 31, 2017 and 2016, which did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the period of Davidson’s engagement and any subsequent interim periods through the date of such dismissal, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson would have caused them to make reference thereto in connection with their report on the financial statements for the years ended July 31, 2017 and 2016. Further, during such period, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Davidson with a copy of the foregoing disclosure and requested Davidson to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated July 6, 2018, furnished by Davidson, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two fiscal years prior to KCCW’s engagement by the Company and any subsequent interim period prior to its engagement, the Company did not consult with KCCW with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On July 5, 2018, the Company issued a press release announcing its new website.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

d.	Exhibits.

	Exhibit No.	Description

	16.1	Letter to the Securities and Exchange Commission from Davidson & Company, LLP dated July 6 , 2018
	99.1	Press release issued July 5, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2018	iMINE CORPORATION

	By:	/s/ Daniel Tsai
Daniel Tsai
Chief Executive Officer

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